Exhibit 99.1 FINANCIAL CONTACT: John W. Hohener Executive Vice President and CFO Tel: (949) 380-6100 INVESTORS: Robert C. Adams Vice President of Corporate Development Tel: (949) 380-6100

Microsemi Corporation Announces Successful Completion of Acquisition of Zarlink Semiconductor Inc.; Offers Extended to Facilitate Acquisition of Untendered Securities

ALISO VIEJO, Calif.—Oct. 13, 2011—Microsemi Corporation (Nasdaq: MSCC), a leading provider of semiconductor solutions differentiated by power, security, reliability and performance, and Zarlink Semiconductor Inc. (TSX:ZL) today announced that 0916753 B.C. ULC, an indirect wholly-owned subsidiary of Microsemi, has accepted the tender of and will acquire today 123,438,737 Zarlink shares, representing approximately 96 percent of Zarlink’s outstanding shares, and CAD$54,417,000 principal amount of Zarlink convertible debentures, representing approximately 87 percent of Zarlink’s outstanding debentures. With the success of this tender, Microsemi will today take control of Zarlink’s board and operations and will shortly acquire all remaining Zarlink shares not tendered by way of compulsory acquisition under the Canada Business Corporations Act. Microsemi will then take the necessary steps to delist Zarlink from the TSX and to cease to be a reporting issuer under Canadian and U.S. securities laws.

Prior to effecting a compulsory acquisition of the remaining shares and redemption of the remaining debentures, which would result in a delay in payment to the remaining shareholders and debentureholders, Microsemi has extended the time for acceptance of the offers to 5 p.m. (Toronto time) on Oct. 24, 2011. A notice of extension will promptly be mailed to holders of Zarlink shares and debentures. A copy of the notice of extension will also be available online at www.sedar.com and www.microsemi.com.

Holders of debentures not tendered to the premium offer of CAD$1,624.49 per $1,000 principal amount of debentures are strongly encouraged to do so prior to the new expiry time of 5 p.m. (Toronto time) on Oct. 24, 2011, failing which Zarlink will redeem their debentures on Nov. 11, 2011 at face value of CAD$1,000. A notice of redemption will be mailed to debentureholders later today.

“We are pleased to announce our success in this tender offer process. As a result, Microsemi assumes control of this business and intends to move swiftly with driving the business forward for our stakeholders,” said James J. Peterson, Microsemi president and chief executive officer. “We are anxious to begin capitalizing on the technology capabilities, talented technical team, product roadmap and revenue growth opportunities that this acquisition brings to Microsemi.”

Zarlink Board of Directors Recommends Tendering to Amended Offers

The board of directors of Zarlink, after receiving fairness opinions from its financial advisors, RBC Capital Markets and Canaccord Genuity Corp., has unanimously determined that the offers are fair to its shareholders and debentureholders and that it is in the best interests of the company to support and facilitate the offers. The board has approved the offers and recommends that Zarlink shareholders and debentureholders tender their shares and debentures to the amended offers.

How to Tender Shares and Debentures to The Amended Offers

Microsemi’s amended offers expire at 5 p.m. (Toronto time) on Oct. 24, 2011, unless extended or withdrawn. Microsemi’s Offers Circular and other documents have been mailed to Zarlink shareholders and can be obtained for free from Microsemi’s website or SEDAR.com. Shareholders requiring more information or assistance tendering their shares to the offers should contact the Information Agent for the Offers, Laurel Hill Advisory Group at assistance@laurelhill.com or toll free at 1-877-452-7184.

About Microsemi

Microsemi Corporation (Nasdaq: MSCC) offers a comprehensive portfolio of semiconductor solutions for: aerospace, defense and security; enterprise and communications; and industrial and alternative energy markets. Products include high-performance, high-reliability analog and RF devices, mixed-signal and RF integrated circuits, customizable SoCs, FPGAs, and complete subsystems. Microsemi is headquartered in Aliso Viejo, Calif., and has more than 2,700 employees globally. Learn more at www.microsemi.com.

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Microsemi and the Microsemi logo are registered trademarks or service marks of Microsemi Corporation and/or its affiliates. Third-party trademarks and service marks mentioned herein are the property of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this news release that are not entirely historical and factual in nature, including without limitation statements related to the potential benefits of the acquisition of Zarlink including its immediately accretive impact on earnings and its effect on Microsemi’s growth potential are forward-looking statements. These forward-looking statements are based on our current expectations and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. The potential risks and uncertainties include, but are not limited to, such factors as the risk that Microsemi will not be able to comply with or satisfy the closing conditions contained in the support agreement with Zarlink; the risk that Zarlink’s business and technology will not be successfully integrated with Microsemi’s business, including product mix and acceptance, achievement of gross margins and operational and other cost synergies; negative or worsening worldwide economic conditions or market instability; downturns in the highly cyclical semiconductor industry; intense competition in the semiconductor industry and resultant downward price pressure; inability to develop new technologies and products to satisfy changes in customer demand or the development by the company’s competitors of products that decrease the demand for Microsemi’s products; unfavorable conditions in end markets; inability of Microsemi’s compound semiconductor products to compete successfully with silicon-based products; production delays related to new compound semiconductors; variability of the company’s manufacturing yields; the concentration of the factories that service the semiconductor industry; delays in beginning production, implementing production techniques, resolving problems associated with technical equipment malfunctions, or issues related to government or customer qualification of facilities; potential effects of system outages; inability by Microsemi to fulfill customer demand and resulting loss of customers; variations in customer order preferences; difficulties foreseeing future demand; rises in inventory levels and inventory obsolescence; potential non-realization of expected orders or non-realization of backlog; failure to make sales indicated by the company’s book-to-bill ratio; Microsemi’s reliance on government contracts for a portion of its sales; risks related to the company’s international operations and sales, including political instability and currency fluctuations; increases in the costs of credit and the availability of credit or additional capital only under more restrictive conditions or not at all; unanticipated changes in Microsemi’s tax provisions or exposure to additional income tax liabilities; changes in generally accepted accounting principles; principal, liquidity and counterparty risks related to Microsemi’s holdings in securities; environmental or other regulatory matters or litigation, or any matters involving contingent liabilities or other claims; the uncertainty of litigation, the costs and expenses of litigation, the potential material adverse effect litigation could have on Microsemi’s business and results of operations if an adverse determination in litigation is made, and the time and attention required of management to attend to litigation; difficulties in determining the scope of, and procuring and maintaining, adequate insurance coverage; difficulties and costs of protecting patents and other proprietary rights; the hiring and retention of qualified personnel in a competitive labor market; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; any circumstances that adversely impact the end markets of acquired businesses; and difficulties in closing or disposing of operations or assets or transferring work from one plant to another . In addition to these factors and any other factors mentioned elsewhere in this news release, the reader should refer as well to the factors, uncertainties or risks identified in the company’s most recent Form 10-K and all subsequent Form 10-Q reports filed by Microsemi with the SEC. Additional risk factors may be identified from time to time in Microsemi’s future filings. The forward-looking statements included in this release speak only as of the date hereof, and Microsemi does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

ADDITIONAL INFORMATION

Neither this communication nor the any of the statements incorporated by reference in this communication constitutes an offer to buy or solicitation of an offer to sell any securities. In connection with the proposed transaction, Microsemi has filed, and from time to time may file amendments to,take-over bid or tender offer documents with the applicable Canadian securities authorities and the U.S. Securities and Exchange Commission (“SEC”). Any definitive take-over bid or tender offer documents will be made available to shareholders of Zarlink. INVESTORS AND SECURITY HOLDERS OF ZARLINK ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE APPLICABLE CANADIAN AUTHORITIES AND THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed by Microsemi with the applicable Canadian securities authorities through the website maintained by the Canadian Securities Administrators at http://www.sedar.com and with the SEC through the website maintained by the SEC at http://www.sec.gov.